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                                                                  EXHIBIT 10-AJ


                    SECOND AMENDMENT TO CREDIT AGREEMENT AND
                     FIRST AMENDMENT TO SECURITY AGREEMENT


         THIS AMENDMENT is entered into as of May 7, 1996, between FOXMEYER HEALTH CORPORATION, a Delaware corporation ("BORROWER"), and CREDIT LYONNAIS NEW YORK BRANCH, a duly licensed branch under the New York Banking Law of a foreign banking corporation organized under the Laws of the Republic of France ("LENDER").

         Borrower and Lender are party to the Credit Agreement (as renewed, extended, and amended, the "CREDIT AGREEMENT") dated as of September 6, 1995, providing for $20,000,000 term loan and party to the Security Agreement (as renewed, extended, and amended, the "SECURITY AGREEMENT") dated as of September 6, 1995. Borrower and Lender have agreed, upon the following terms and conditions, to amend the Credit Agreement to exclude certain non-cash charges from EBITDA solely (a) for the purpose of calculating Collateral Value and (b) for the period from December 31, 1995, through but not after June 30, 1996. Accordingly, for valuable and acknowledged consideration, Borrower and Lender agree as follows:

         1. TERMS AND REFERENCES. Unless otherwise stated in this amendment (a) terms defined in the Credit Agreement have the same meanings when used in this amendment and (b) references to "SECTIONS," "SCHEDULES," and "EXHIBITS" are to the Credit Agreement's sections, schedules, and exhibits.

         2. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is amended as follows effective as of the date of this amendment. Existing provisions in the Credit Agreement that are amended in this amendment are marked to reflect deletions of text by strikeout and additions of new text by double underline. New provisions are not so marked.

                 (a)      CLAUSE (A) in the definition of the term BASE RATE in
         SECTION 1.1 is amended as follows:

                          (a)     1.00 %  PLUS

                 (b) The definition of COLLATERAL BASE in SECTION 1.1 is entirely amended as follows:

                          COLLATERAL BASE means, at any time, the Collateral
                 Value of the FoxMeyer Stock and Publicly-Traded Stock and the actual amount of cash collateral in each case that is (a) subject to Lender Liens, (b) subject to no other Liens except Permitted Liens, and (c) subject to no restrictions on transfer except under general corporate and securities Laws and, solely in respect of Phar-Mor stock, the LLC Agreement and Proxy.

                 (c) CLAUSE (A) in the definition of the term COLLATERAL VALUE in SECTION 1.1 is entirely amended as follows:

                          (a) For the FoxMeyer Stock and as of the last day of each fiscal quarter of FoxMeyer Corporation, the product of
                 (i) 500% of FoxMeyer Corporation's consolidated EBITDA (plus -- only for the purposes of this calculation, only for the period from December 31, 1995, through but not after June 30, 1996, and only up to $41,500,000 -- FoxMeyer Corporation's consolidated non-cash charges) for the four-fiscal quarters ending on that last day times (ii) a fraction with
                 (A) the number of shares of FoxMeyer Stock
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                 subject to a Lender Lien as the numerator and (B) the total number of shares of issued and outstanding FoxMeyer Stock as the denominator.

                 (d)      CLAUSE (A) in the definition of the term LIBOR in
         SECTION 1.1 is amended as follows:

                          (a)     2.75% PLUS

                 (e)      SECTION 7.1(E) is amended as follows:

                          (e) Collateral-Base Certificate. As soon as available, and in any event within 50 days after the last day of each fiscal quarter except the last quarter -- and 90 days after the last day of the fiscal year based on the audited Financials -- a Collateral-Base Certificate substantially in the form of EXHIBIT C-4.

                 (f) EXHIBIT C-4 is entirely amended in the form of -- and all references in the Loan Documents to EXHIBIT C-4 are in the future to -- the attached SECOND AMENDED EXHIBIT C-4.

         3. AMENDMENT TO SECURITY AGREEMENT. PARAGRAPH 4(A) of the Security Agreement is amended as follows:

                          (a) All present and future shares of capital stock of any class or nature, the stock certificates evidencing which are now or in the future delivered to Secured Party or delivered to another party to be held on behalf of Secured Party -- including, without limitation, shares issued by FoxMeyer Corporation and one or more public companies as provided in Sections 2.4 and 4 of the Credit Agreement -- together with, subject to PARAGRAPH 9(E) of this agreement, all of the following: (i) All present and future increases, profits, combinations, and reclassifications of, stock dividends, options, warrants, or subscription or similar rights issued in connection with, and substitutes and replacements for, any of that stock, whether arising in connection with any recapitalization, reclassification, merger, consolidation, conversion, sale of assets, combination of shares, stock split, or spin-off; and (ii) all dividends and other cash and noncash proceeds of, or distributions in connection with, any of the foregoing;

         4. CONDITIONS PRECEDENT. PARAGRAPH 2 above is not effective until Lender receives (a) counterparts of this amendment executed by each party listed below; (b) by no later than May 7, 1996, either an amendment or a waiver under the Banque Paribas Facility, executed by at least Borrower as Borrower, Lender and Banque Paribas as Banks, and Banque Paribas as Agent, for the purposes of, among other things, extending the final maturity date under that facility to June 30, 1996; and (c) by no later than May 6, 1996, either an amendment or waiver under the FoxMeyer Corporation Facility that is acceptable to Lender.

         5. CONDITIONS SUBSEQUENT. Borrower covenants and agrees with Lender to provide to Lender by no later than June 15, 1996 (a) cash-flow projections reflecting in form and reasonable detail acceptable to Lender Borrower's cash sources and uses for the five-quarterly periods commencing with the quarter ending on March 31, 1996, and (b) a written report specifying the amount and type of each payment





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made during the quarter ended on March 31, 1996 by any of the Companies under the Tax-Sharing Agreement.

         6. RATIFICATIONS. Borrower (a) ratifies and confirms all provisions of the Loan Documents as amended by this amendment, (b) ratifies and confirms that all guaranties, assurances, and Liens granted, conveyed, or assigned to Lender under the Loan Documents (as they may have been renewed, extended, and amended) are not released, reduced, or otherwise adversely affected by this amendment and continue to guarantee, assure, and secure full payment and performance of the present and future Obligation, and (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents, and certificates as Lender may request in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens.

         7. REPRESENTATIONS. Borrower represents and warrants to Lender that as of the date of this amendment (a) all representations and warranties in the Loan Documents are true and correct in all material respects except to the extent that (i) any of them speak to a different specific date or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement, (b) no Material-Adverse Event, Default or Potential Default exists, and (c) the consent or approval of Hamilton Morgan, L.L.C., to this amendment is not required under any circumstances, including, without limitation, for the continued effectiveness of the Security Agreement dated as of September 6, 1995, executed by Hamilton Morgan, L.L.C., as Pledgor, for the benefit of Lender as Secured Party.

         8. MISCELLANEOUS. All references in the Loan Documents to the "Credit Agreement" refer to the Credit Agreement as amended by this amendment. This amendment is a "Loan Document" referred to in the Credit Agreement, and the provisions relating to Loan Documents in SECTIONS 1 and 11 are incorporated in this amendment by reference. Except as specifically amended and modified in this amendment, the Credit Agreement is unchanged and continues in full force and effect. This amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one and the same instrument. This amendment binds and inures to each of the undersigned and their respective successors and permitted assigns, subject to SECTION 11.12. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


         EXECUTED as of the date first stated above.

FOXMEYER HEALTH CORPORATION,            CREDIT LYONNAIS NEW YORK BRANCH,
as Borrower                             as Lender


By                                      By
  ----------------------------------      -------------------------------------
  Grady E. Schleier, Vice President     (Name)
  and Treasurer                               ---------------------------------
                                        (Title)
                                               --------------------------------





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         To induce Lender to enter into this amendment, the undersigned jointly and severally (a) consent and agree to this amendment's execution and delivery,
(b) ratify and confirm that all guaranties, assurances, and Liens granted, conveyed, or assigned to Lender under the Loan Documents (as they may have been renewed, extended, and amended) are not released, diminished, impaired, reduced, or otherwise adversely affected by this amendment and continue to guarantee, assure, and secure the full payment and performance of all present and future Obligation, (c) agree to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional guaranties, assignments, security agreements, deeds of trust, mortgages, and other agreements, documents, instruments, and certificates as Lender may reasonably deem necessary or appropriate in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens, (d) represent and warrant to Lender that (i) the value of the consideration received and to be received by the undersigned in respect of those guaranties, assurances, and Liens are reasonably worth at least as much as the liability and obligation the undersigned thereunder, (ii) that liability and obligation may reasonably be expected to directly or indirectly benefit the undersigned, and (iii) each undersigned is -- and after giving effect to those guaranties, assurances, Liens, and the Loan Documents, in light of all existing facts and circumstances (including, without limitation, collateral for and other obligors in respect of the Obligation and various components of it and various rights of subrogation and contribution), each undersigned will be -- Solvent, and (e) waive notice of acceptance of this consent and agreement, which consent and agreement binds the undersigned and their successors and permitted assigns and inures to Lender and its successors and permitted assigns.

                                       FOXMEYER CORPORATION



                                       By
                                         --------------------------------------
                                         Grady E. Schleier, Vice President and
                                         Treasurer





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                           SECOND AMENDED EXHIBIT C-4

                     QUARTERLY COLLATERAL-BASE CERTIFICATE


AGENT:     Credit Lyonnais New York Branch     DATE: ____________________, 19__

BORROWER:  FoxMeyer Health Corporation

- -------------------------------------------------------------------------------

         This certificate is delivered under SECTION 7.1(E) of the Credit Agreement (as renewed, extended, amended, or restated, the "CREDIT AGREEMENT") dated as of September 6, 1995, between Borrower and Lender, all of the defined terms of which have the same meanings when used -- unless otherwise defined -- in this certificate.

         I certify to Lender that (a) I am a Responsible Officer of Borrower,
(b) the Collateral Base is calculated as follows, and (c) the Collateral that is the subject of the Collateral Base meets all the requirements of the Loan Documents for inclusion in the Collateral Base:

                                     ($000)


- ------------------------------------------------------------------------------------------------
1.  FOXMEYER STOCK -- for FoxMeyer Corporation for the four
    fiscal quarters most-recently ended, as reported in
    accordance with Section 7.1(b) of the Credit Agreement
- ------------------------------------------------------------------------------------------------
    a.  Income Before Taxes*                                     $
- ------------------------------------------------------------------------------------------------
    b.  Interest Expense                                         $
- ------------------------------------------------------------------------------------------------
    c.  Depreciation/Amortization                                $
- ------------------------------------------------------------------------------------------------
    d.  Only for period from 12/31/95 through 6/30/96            $
        non-cash charges, not to exceed $41,500,000
- ------------------------------------------------------------------------------------------------
    e.  TOTAL of Lines 1(a) through (d)                                          $
- ------------------------------------------------------------------------------------------------
    f.  500% of Line 1(e)                                                        $
- ------------------------------------------------------------------------------------------------
    g.  Total shares of FoxMeyer Stock Pledged to Lender
- ------------------------------------------------------------------------------------------------
    h.  Total shares of FoxMeyer Stock outstanding
- ------------------------------------------------------------------------------------------------
    i.  Line 1(g) DIVIDED BY Line 1(h)
- ------------------------------------------------------------------------------------------------
    j.  COLLATERAL VALUE -- Line 1(f) TIMES Line 1(i)                            $
- ------------------------------------------------------------------------------------------------
2.  Amount of Loan Outstanding                                                   $
- ------------------------------------------------------------------------------------------------
3.  Collateral Coverage -- Line 1(j) divided by Line 2,                                       %
    stated as a percentage
- ------------------------------------------------------------------------------------------------
4.  Required Collateral Coverage                                                           400%
- ------------------------------------------------------------------------------------------------

                               FOXMEYER HEALTH CORPORATION, as Borrower

                               By
                                 ----------------------------------------------
                               (Name)
                                     ------------------------------------------
                               **(Title)
                                        ---------------------------------------




- --------------------------------------
*     Adjusted for Phar-Mor
**    Must be a Responsible Officer


                                                     SECOND AMENDED EXHIBIT C-4